Exhibit 99.1

Blue Owl Capital Corporation and Blue Owl Capital Corporation II Announce Merger Agreement

Merger of two high-quality, diversified portfolios with substantial investment overlap that enhances scale

Will strengthen OBDC’s position as the second largest publicly traded BDC by total assets1

NEW YORK – November 5, 2025 – Blue Owl Capital Corporation (NYSE: OBDC) (“OBDC”) and Blue Owl Capital Corporation II (“OBDC II”) announced today that they have entered into a definitive merger agreement, with OBDC as the surviving company, subject to certain shareholder approvals of OBDC II and other customary closing conditions. Following the recommendation of each of their special committees, the boards of directors of both OBDC and OBDC II have unanimously approved the transaction.

“This merger further simplifies Blue Owl’s BDC complex and creates an even stronger OBDC with added scale and cost efficiencies,” said Craig W. Packer, Chief Executive Officer of OBDC. “By leveraging the depth and capabilities of the Blue Owl platform, we believe this transaction will further enhance our portfolio and ability to continue to generate attractive, risk-adjusted returns for our shareholders.”

Key Transaction Highlights

•

Reinforces Position as the Second Largest Publicly Traded BDC with Strong Combined Portfolio Metrics – OBDC’s investment portfolio, on a pro forma basis, is expected to increase by $1.7 billion of investments at fair value to approximately $18.9 billion across 239 portfolio companies. OBDC’s share of senior secured investments and strong credit characteristics are expected to be maintained with 80% senior secured investments and 1.3% of pro forma investments at fair value on non-accrual.

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Acquisition of a Known, High-Quality Diversified Portfolio of Assets – OBDC and OBDC II employ a similar investment strategy, and Blue Owl Credit Advisors LLC (the “Adviser”) has been allocating substantially the same investments to both funds since OBDC II’s inception. As a result, approximately 98% of the investments in OBDC II overlap with those of OBDC.

•

Enhances Shareholder Liquidity and Potential for Broader Investor Participation – The proposed merger enhances liquidity for shareholders of the combined company and may improve the ability to attract a broader, more diverse investor base.

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Generates Immediate Cost Synergies – The proposed merger is expected to generate approximately $5 million of operational cost savings in the first year. Greater scale and structural simplification could also improve the cost of debt and could allow for more favorable financing terms over time.

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Potential for Net Investment Income (“NII”) Accretion Over Time – Shareholders of the combined company should benefit from the elimination of duplicative expenses, a lower cost of financing and improved portfolio level asset yields. Additionally, the proposed merger increases capacity for additional investment opportunities, which may incrementally enhance returns.

Exchange Ratio

Under the terms of the proposed merger, shareholders of OBDC II will receive newly issued whole shares of OBDC for each share of OBDC II based on the exchange ratio determined prior to closing. No fractional shares will be issued as a result of the merger. In lieu of issuing fractional shares, OBDC will directly pay an amount in cash equal to the amount calculated as a result of the exchange ratio to each OBDC II stockholder who would otherwise have been entitled to a fraction of a share. The exchange ratio will be calculated based upon (i) the NAV per share of OBDC and OBDC II, each determined before merger close and (ii) the market price of OBDC common stock (“OBDC Price”) before merger close. Formulaically, the exchange ratio will be determined as follows.

[1]	Based on latest publicly available filings as of October 31, 2025. Combined company assets are as of September 30, 2025.

Figures are as of the quarter ended September 30, 2025 and at fair value unless otherwise noted.

Scenario	OBDC Price / OBDC NAV per share	Exchange Ratio
1	≤ 100%	OBDC II NAV per share / OBDC NAV per share
2	> 100%	OBDC II NAV per share / OBDC Price per share

Additional Transaction Details

In connection with and in support of the transaction, 50% of fees and expenses associated with the merger will be reimbursed by the Adviser up to a cap of $3 million, if the merger is consummated.

OBDC and OBDC II do not anticipate any interruptions to the payment of ordinary course dividends to respective shareholders between announcement and close of the merger.

Additionally, OBDC II does not anticipate conducting additional tender offers prior to the merger.

On November 4, 2025, OBDC’s board of directors approved a new repurchase program under which OBDC may repurchase up to $200 million of OBDC’s common stock (the “New Repurchase Program”). Under the New Repurchase Program, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations. The New Repurchase Program is expected to be in effect for 18-months or until the aggregate repurchase amount that has been approved by OBDC’s board has been expended. The New Repurchase Program does not require OBDC to repurchase any specific number of shares. OBDC previously entered into a $150 million repurchase program, approved by the Board on May 6, 2024 that terminates on November 7, 2025.

The combined company will be externally managed by the Adviser and all current OBDC officers and directors will remain in their current roles. The combined company will trade under the ticker “OBDC” on the New York Stock Exchange.

Completion of the proposed merger is subject to OBDC II shareholder approvals, customary regulatory approvals and other customary closing conditions. Assuming satisfaction of these conditions, the transaction is expected to close in the first quarter of 2026.

For more information on the merger, visit blueowlcapitalcorporation.com/news/events-presentations.

Advisors

Truist Securities is serving as lead financial advisor to the special committee of independent directors of OBDC in connection with the transaction. Raymond James & Associates, Inc. is acting as co-financial advisor to the special committee of independent directors of OBDC. Eversheds Sutherland (US) LLP is acting as the legal counsel to the special committee of independent directors of OBDC.

RBC Capital Markets is serving as lead financial advisor and fairness opinion provider to the special committee of independent directors of OBDC II. Greenhill, a Mizuho affiliate, is also serving as lead financial advisor to the special committee of independent directors of OBDC II. Stradley Ronon Stevens & Young LLP is serving as legal counsel to the special committee of independent directors of OBDC II.

Kirkland & Ellis LLP is serving as legal counsel to the Adviser, the investment advisor of each of OBDC and OBDC II.

Figures are as of the quarter ended September 30, 2025 and at fair value unless otherwise noted.

Conference Call

OBDC will hold a conference call to discuss the merger and its third quarter 2025 results at 10:00 am Eastern Time on Thursday, November 6, 2025.

A live webcast will be available on the News & Events section of OBDC’s website at www.blueowlcapitalcorporation.com. Please visit the website to test your connection before the webcast.

Participants are also invited to access the conference call by dialing one of the following numbers:

Domestic: (877) 737-7048

International: +1 (201) 689-8523

All callers will need to reference “Blue Owl Capital Corporation” once connected with the operator. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected.

Replay Information:

An archived replay will be available for 14 days via a webcast link located on the News & Events section of OBDC’s website, and via the dial-in numbers listed below:

Domestic: (877) 660-6853

International: +1 (201) 612-7415

Access ID: 13755746

About Blue Owl Capital Corporation

Blue Owl Capital Corporation (NYSE: OBDC) is a specialty finance company focused on lending to U.S. middle-market companies. As of September 30, 2025, OBDC had investments in 238 portfolio companies with an aggregate fair value of $17.1 billion. OBDC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OBDC is externally managed by Blue Owl Credit Advisors LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform.

About Blue Owl Capital Corporation II

Blue Owl Capital Corporation II (“OBDC II”) is a specialty finance company focused on lending to U.S. middle-market companies. As of September 30, 2025, OBDC II had investments in 190 portfolio companies with an aggregate fair value of $1.7 billion. OBDC II has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OBDC II is externally managed by Blue Owl Credit Advisors LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition of OBDC or OBDC II or the two-step merger (collectively, the “Mergers”) of OBDC II with and into OBDC. The forward-looking statements may include statements as to: future operating results of OBDC and OBDC II and distribution projections; business prospects of OBDC and OBDC II and the prospects of their portfolio companies; and the impact of the investments that OBDC and OBDC II expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the

Figures are as of the quarter ended September 30, 2025 and at fair value unless otherwise noted.

ability of the parties to consummate the Mergers on the expected timeline, or at all; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of OBDC II shareholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made to OBDC II; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets or political environment; (x) the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine, as well as political and social unrest in the Middle East and North Africa regions, uncertainty with respect to immigration, and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions to OBDC’s and OBDC II’s operating areas, particularly with respect to maintaining their qualification as business development companies or regulated investment companies; (xiii) the impact of elevated inflation rates, fluctuating interest rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, changes in law or regulation, including the impact of tariff enactment and tax reductions, trade disputes with other countries, and the risk of recession or a prolonged shutdown of government services could impact business prospects of OBDC and OBDC II and their portfolio companies or following the closing of the Mergers, the combined company; (xiv) the ability of Blue Owl Credit Advisors LLC to locate suitable investments for the combined company and to monitor and administer its investments; (xv) the ability of Blue Owl Credit Advisors LLC to attract and retain highly talented professionals; and (xvi) other considerations that may be disclosed from time to time in OBDC’s and OBDC II’s publicly disseminated documents and filings with the Securities and Exchange Commission (“SEC”). OBDC and OBDC II have based the forward-looking statements included in this press release on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although OBDC and OBDC II undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OBDC and OBDC II in the future may file with the SEC, including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, OBDC II plans to file with the SEC and mail to its shareholders a proxy statement/prospectus (the “Proxy Statement”) and OBDC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement and a prospectus of OBDC. The Proxy Statement and Registration Statement will each contain important information about OBDC, OBDC II, the Mergers and related matters. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF OBDC AND OBDC II ARE URGED TO READ THE PROXY STATEMENT AND THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OBDC, OBDC II, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documentation filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and for documents filed by OBDC, from OBDC’s website at https://www.blueowlcapitalcorporation.com and for documents filed by OBDC II, from OBDC II’s website at https://blueowlproducts.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Figures are as of the quarter ended September 30, 2025 and at fair value unless otherwise noted.

Participation in the Solicitation

OBDC II, its directors, certain of its executive officers and certain employees and officers of Blue Owl Credit Advisors LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about directors and executive officers of OBDC II is set forth in its proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2025. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OBDC II shareholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

Investor Contact:

BDC Investor Relations

Michael Mosticchio

credit-ir@blueowl.com

Media Contact:

Prosek Partners

Josh Clarkson

pro-blueowl@prosek.com

Figures are as of the quarter ended September 30, 2025 and at fair value unless otherwise noted.